UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Senior Secured Term Loan Credit Agreement

On August 7, 2015, Navistar International Corporation (the “Parent”) and Navistar, Inc. (the “Borrower”) entered into an Amendment and Restatement Agreement (the “Term Loan Amendment”) to the Credit Agreement (as amended by the First Amendment, dated April 2, 2013, the “Term Loan Credit Agreement”), dated as of August 17, 2012, among the Parent, the Borrower, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, pursuant to which (i) the Borrower’s $697,500,000 Senior Secured Term Loan facility was refinanced with a new $1,040,000,000 Senior Secured Term Loan and the additional $342,500,000 was borrowed thereunder, (ii) the maturity date was extended until August 7, 2020, (iii) the interest rate margins on the Senior Secured Term Loan were increased to 5.50% for Eurodollar rate loans and 4.50% for base rate loans, (iv) the Eurodollar rate “floor” was reduced to 1.00%, (v) the permitted receivables financing basket was increased from $25,000,000 to $50,000,000, (vi) certain prepayments of the Senior Secured Term Loan made prior to the date that is two years after August 7, 2015 will be made subject to a call premium of 1.00%, and (vii) certain of the definitional provisions and provisions regarding asset dispositions were modified. In connection with the Term Loan Amendment, the Borrower paid certain fees, the total of which the Borrower does not believe are material to its financial position or results of operations. As a consequence of the Term Loan Amendment, the maturity date of Navistar, Inc.’s Amended and Restated Asset-Based Credit Facility was extended from May 18, 2017 to May 18, 2018.

The foregoing description of the Term Loan Amendment is qualified in its entirety by reference to the Term Loan Amendment, which is filed as Exhibit 10.1 and incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 under the heading “Amendment to Term Loan Credit Agreement” is incorporated by reference into this Item 2.03.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1 Amendment and Restatement Agreement, dated August 7, 2015, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: August 11, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amendment and Restatement Agreement, dated August 7, 2015, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.